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                                  VISTA GOLD CORP.

                                 STOCK OPTION PLAN

                                   NOVEMBER 1996

1.        PURPOSE OF THE PLAN

          The purpose of the Stock Option Plan (the "Plan") is to assist Vista Gold Corp. (the "Corporation") in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares ("Optioned Shares") in the capital of the Corporation through options to purchase Optioned Shares ("Options").

2.        IMPLEMENTATION

          The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Optioned Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively "Securities Laws").

3.        ADMINISTRATION

3.1       BOARD OF DIRECTORS

          The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

3.2       DISINTERESTED ADMINISTRATION

          The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to a committee of two or more directors of the Corporation who are each disinterested within the meaning of Rule 16b-3 under the 1934 Act and upon such delegation such committee shall be entitled to exercise any or all of the authority, rights, powers and discretions of the Board of Directors with respect to the Plan. When used hereafter in the Plan, "Board of Directors" shall be deemed to include such a committee of directors.

4.        MAXIMUM NUMBER OF OPTIONED
          SHARES RESERVED UNDER THE PLAN

          Subject to the applicable requirements of each stock exchange on which the Optioned Shares are listed, a maximum of 4,500,000 Optioned Shares will be reserved, set aside and made available for issue under and in accordance with the Plan and the maximum number of Optioned Shares that may be reserved for issuance to any individual under the Plan is that number of Optioned Shares that is equivalent to 5% of the Optioned Shares issued and outstanding from time to time. If Options granted to an individual under the Plan shall expire or terminate for any reason without having been exercised in respect of certain Optioned Shares, such Optioned Shares may be made available for purchase upon exercise of other Options to be granted under the Plan.

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5.        ELIGIBILITY

          Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may from time to time designate as participants (collectively the "Participants" and individually a "Participant") under the Plan. Subject to the provisions of the Plan, the total number of Optioned Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.        TERMS AND CONDITIONS

          All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1       OPTION AGREEMENT

          All Options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2       EXERCISE PRICE

          The price (the "Exercise Price") payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of an Optioned Share as recorded at the close of business on The Toronto Stock Exchange on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors, in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3       LENGTH OF GRANT

          Subject to paragraphs 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

6.4       NON-ASSIGNABILITY OF OPTIONS

          An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5       EXERCISE OF OPTIONS

          Each Participant, upon becoming entitled to exercise the Option in respect of any Optioned Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Optioned Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.


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6.6       EXERCISE AND PAYMENT

          Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Optioned Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Optioned Shares specified in the notice. Upon the exercise of an Option by a Participant the Corporation shall cause the transfer agent and registrar of Optioned Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate in the name of that Participant or the legal representative of that Participant, as the case may be, representing the number of Optioned Shares specified in the written notice.

6.7       RIGHTS OF PARTICIPANTS

          The Participants shall have no rights whatsoever as shareholders in respect of any of the Optioned Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Optioned Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8       THIRD PARTY OFFER

          If at any time when an Option granted under the Plan remains unexercised with respect to any Optioned Shares, an offer to purchase all of the Optioned Shares of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.9       ALTERATIONS IN OPTIONED SHARES

          In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Optioned Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price therefor, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Optioned Shares available under the Plan as may be appropriate. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Optioned Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.10      TERMINATION FOR CAUSE

          Subject to paragraph 6.11 and section 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan. Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11      TERMINATION OTHER THAN FOR CAUSE

          If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in paragraph 6.10 or as a result of the Participant's death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if


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earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable. Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12      DECEASED PARTICIPANT

          In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant's Options to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.        AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

          The Board of Directors may from time to time, subject to any applicable Securities Laws and any required prior regulatory approval, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Options previously granted to a Participant under the Plan without the consent of that Participant.

8.        NO FURTHER RIGHTS

          Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Optioned Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

9.        NON-EMPLOYEE DIRECTORS

9.1 Notwithstanding any other provision of the Plan, the Board of Directors shall have no power to determine eligibility for grants of Options or the terms of Options granted to directors ("Non-employee Directors") who are not full time employees of the Corporation or any of its subsidiaries. Grants of Options to Non-employee Directors shall be automatic as set forth in section 9.2.

9.2 All Non-employee Directors who are directors of the Corporation on November 1, 1996 or who become directors after such date shall be granted automatically, as of November 1, 1996 or, if such person becomes a director after November 1, 1996, as of the date such person becomes a director, an Option to purchase 50,000 Optioned Shares at an Exercise Price equal to the price of an Optioned Share as recorded at the close of business on The Toronto Stock Exchange on the last trading day preceding the date of grant, which Option shall vest and become exercisable in four equal annual instalments as follows: 25% of the Optioned Shares on the date of grant and 25% of the Optioned Shares on each of the first, second and third anniversaries of the date of grant.

9.3       Notwithstanding section 7 of the Plan, the provisions of this section 9 shall not be amended more than once every six months.


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

                               STOCK OPTION AGREEMENT

          THIS AGREEMENT made as of the _______ day of _____________, 19_____.

BETWEEN:

          VISTA GOLD CORP.
          709 - 700 West Pender Street
          Vancouver, British Columbia
          V6C 1G8

          (hereinafter called the "Corporation")

AND:

          ______________________________________
          c/o Vista Gold Corp.
          709 - 700 West Pender Street
          Vancouver, British Columbia
          V6C 1G8

          (hereinafter called the "Participant")


WITNESSES THAT WHEREAS:


A. The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the "Plan");

B. The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a "Participant" under the Plan by the Board of Directors of the Corporation.

          NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.        INTERPRETATION

          In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.        GRANT OF OPTION

          The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the "Option") to purchase ___________ Common Shares of the Corporation (the "Optioned Shares") at the price of $____________ per Optioned Share at any time after the date or dates set forth below with respect to the number of Optioned Shares shown opposite such date or dates:

          Date                         No. of Optioned Shares Vested
          ___________________          ____________________________________
          ___________________          ____________________________________
          ___________________          ____________________________________
          ___________________          ____________________________________

until the close of business on the _______ day of ____________, _____ (the "Expiry Date").


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3.        EXERCISE OF OPTION

          The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall expire and terminate and be of no further force or effect for those Optioned Shares in respect of which the Option hereby granted has not been exercised.

4.        NO REQUIREMENT TO PURCHASE

          Nothing herein contained shall obligate the Participant to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.        SUBJECT TO PLAN

          This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

____________________________________    ______________________________________
Witness                                 Participant's Signature


                                        ______________________________________
                                        Participant's Name
                                        (print or type)


                                        VISTA GOLD CORP.


                                        Per: _________________________________


                                        Per: _________________________________


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